Note 18 - Commitments and Contingencies, Litigation (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Accruals in amounts to provide for losses that are considered probable and reasonably estimable, by type of claims
Labor claims	$ 119	$ 71
Tax claims	361	94
Civil claims	214	272
Commercials claims and other contingencies	66	63
Total	760	500
Current contingencies	0	(31)
Long-term contingencies	$ 760	$ 469